Statement of Additional Information Supplement October 12, 2018

For the following funds and series with statements of additional information dated November 1, 2017–October 1, 2018 (as supplemented to date):

AMCAP Fund®	American Balanced Fund®
American Funds Corporate Bond Fund®	American Funds Developing World Growth and Income FundSM
American Funds Emerging Markets Bond Fund®	American Funds Global Balanced FundSM
American Funds Inflation Linked Bond Fund®	American Funds Mortgage Fund®
American Funds Portfolio SeriesSM	American Funds Retirement Income Portfolio SeriesSM
American Funds Short-Term Tax-Exempt Bond Fund®	American Funds Strategic Bond FundSM
American Funds Target Date Retirement Series®	American Funds Tax-Exempt Fund of New York®
American High-Income Municipal Bond Fund®	American High-Income Trust®
American Mutual Fund®	The Bond Fund of America®
Capital Income Builder®	Capital World Bond Fund®
Capital World Growth and Income Fund®	EuroPacific Growth Fund®
Fundamental Investors®	The Growth Fund of America®
The Income Fund of America®	Intermediate Bond Fund of America®
International Growth and Income FundSM	The Investment Company of America®
Limited Term Tax-Exempt Bond Fund of America®	The New Economy Fund®
New Perspective Fund®	New World Fund®
Short-Term Bond Fund of America®	SMALLCAP World Fund®
The Tax-Exempt Bond Fund of America®	The Tax-Exempt Fund of California®
U.S. Government Securities Fund®	Washington Mutual Investors FundSM

The following language under the title “Other purchases” in the “Sales charges” section of the Statement of Additional Information is amended in its entirety to read as follows:

If requested, American Funds Class F-2 and Class 529-F-1 shares will be sold to:

(1)	current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to the funds managed by Capital Research and Management Company, current or retired employees of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; and
(2)	The Capital Group Companies, Inc. and its affiliated companies.

Once an account in Class F-2 or Class 529-F-1 is established under this privilege, additional investments can be made in Class F-2 or Class 529-F-1 for the life of the account. Depending on the financial intermediary holding your account, these privileges may be unavailable. Investors should consult their financial intermediary for further information.

In addition, Class A and Class 529-A shares may be offered at net asset value to companies exchanging securities with the fund through a merger, acquisition or exchange offer and to certain individuals meeting the criteria described above who invested in Class A and Class 529-A shares before Class F-2 and Class 529-F-1 shares were made available under this privilege.

Keep this supplement with your statement of additional information.

Lit. No. MFGEBS-299-1018O CGD/10149-S69529